S1 Corporation Reports 7 Percent Increase in
Second Quarter Revenue and GAAP EPS of $0.09

Norcross, Georgia, August 5, 2008 — S1 Corporation (Nasdaq:SONE), a leading global provider of customer interaction financial and payment solutions, today announced financial results for the second quarter ended June 30, 2008.

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GAAP earnings were $5.1 million or $0.09 per share for the second quarter of 2008, a $0.01 increase over earnings of $4.9 million or $0.08 per share for the second quarter of 2007. GAAP earnings were $10.3 million or $0.18 per share for the six months ended June 30, 2008, a $0.05 increase over earnings of $7.9 million or $0.13 per share for the six months ended June 30, 2007.

■
Total revenue for the second quarter of 2008 increased seven percent to $56.5 million from $52.6 million in the second quarter of 2007. Total revenue for the six months ended June 30, 2008 increased 11 percent to $111.2 million from $100.2 million in the six months ended June 30, 2007.

■
Adjusted EBITDA for the second quarter of 2008 was $11.1 million compared to $10.8 million in the second quarter of 2007. Adjusted EBITDA for the six months ended June 30, 2008 was $22.0 million compared to $18.2 million in the six months ended June 30, 2007. Adjusted EBITDA does not include stock based compensation expense, and is described and reconciled to GAAP net income below. (1)

■
Net cash provided by operating activities was $16.3 million for the six months ended June 30, 2008, a $3.1 million improvement over the six months ended June 30, 2007. The Company ended the second quarter of 2008 with $80.7 million in cash, cash equivalents and short-term investments.

■
Total revenue from international operations for the second quarter of 2008 increased 24 percent to $15.7 million from $12.6 million in the second quarter of 2007. Total revenue from international operations for the six months ended June 30, 2008 increased 37 percent to $30.5 million from $22.3 million in the six months ended June 30, 2007.

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Two of the top 25 banks in the United States licensed the S1 Enterprise Corporate Banking application, the second S1 Enterprise application licensed by each of these financial institutions in the past year.

■
We expect $40 - $43 million in revenue from State Farm in 2008, $35 - $39 million in revenue in 2009, and that this annual spend will continue to decrease thereafter as our work for State Farm concludes by the end of 2011.

“I am pleased with our operating results and believe that our second quarter performance continues to demonstrate the value of having a broad range of products and customers around the world,” said Johann Dreyer, Chief Executive Officer of S1. “Our sales pipeline remains strong and we expect full-year 2008 revenue and Adjusted EBITDA to be on the higher end of the guidance we provided last quarter. I am also pleased with the progress we are making towards defining the scope and effort State Farm will require from us through 2011, including determining the range of their expected revenue contribution in 2009. I believe that this longer-term visibility will enable us to shift the resources and capital that have been focused on supporting the work at State Farm to efforts associated with supporting the worldwide growth opportunities we see in other parts of our business.”

(1) Adjusted EBITDA Reconciliation

For the three months ended June 30, 2008
	Enterprise	Postilion	Total
Adjusted EBITDA	$6,447	$4,675	$11,122
Depreciation	(1,110)	(811)	(1,921)
Amortization	(61)	(882)	(943)
Stock-based compensation expense	(1,410)	(895)	(2,305)
Operating income	$3,866	$2,087	$5,953
Interest and other income, net			124
Income tax expense			(941)
Net income			$5,136

For the six months ended June 30, 2008
	Enterprise	Postilion	Total
Adjusted EBITDA	$10,944	$11,038	$21,982
Depreciation	(2,265)	(1,598)	(3,863)
Amortization	(207)	(1,765)	(1,972)
Stock-based compensation expense	(2,720)	(1,473)	(4,193)
Operating income	$5,752	$6,202	$11,954
Interest and other income, net			418
Income tax expense			(2,046)
Net income			$10,326

See tables 4, 5 and 6 for reconciliations of Adjusted EBITDA

This press release includes references to Adjusted EBITDA, a non-GAAP financial measure, the most directly comparable GAAP equivalent of which is Net income. We define Adjusted EBITDA as Net income less net interest income, plus income taxes, depreciation, amortization of intangibles, and stock-based compensation expense. A reconciliation of our non-GAAP financial measure to the most directly comparable financial measure is detailed in the reconciliation of GAAP to non-GAAP financial measures above. We believe that the presentation of this non-GAAP financial measure provides useful information to investors regarding our results of operations.

We believe that excluding depreciation, amortization, stock-based compensation expense, net interest income and income tax expense provides supplemental information and an alternative presentation useful to investors' understanding of the Company's core operating results and trends. Not only are depreciation and amortization expenses based on historical costs of assets that may have little bearing on present or future replacement costs, but they are also based on management estimates of remaining useful lives. Additionally, while stock-based compensation is an important part of overall compensation expense, a portion of our stock-based compensation expense is the result of cash-settled stock appreciation rights that are revalued each quarter for GAAP earnings based on the closing price of the Company's stock on the last day of the quarter. Consequently, fluctuations in our stock price can have a significant impact on the Company's reported GAAP earnings.  Additionally, it is possible that the Company may begin recording income tax provisions for GAAP earnings despite being able to reduce taxes payable through the potential use of net operating loss carry forwards and other tax credits.

Although we believe, for the foregoing reasons, that our presentation of non-GAAP financial measure provides useful supplemental information to investors regarding our results of operations, our non-GAAP financial results should only be considered in addition to, and not as a substitute for or superior to, our financial measures prepared in accordance with GAAP.

Use of non-GAAP financial measures is subject to inherent limitations because they do not include all the expenses that must be included under GAAP and because they involve the exercise of judgment of which charges should properly be excluded from the non-GAAP financial measure. Management accounts for these limitations by not relying exclusively on non-GAAP financial measures, but only using such information to supplement GAAP financial results. We urge investors not to consider non-GAAP financial measures as a substitute for, or superior to, any measure of financial performance prepared in accordance with GAAP. Our non-GAAP financial measure may be different from such measures used by other companies.

Adjusted EBITDA is not a measure of liquidity calculated in accordance with accounting principles generally accepted in the United States, and should be viewed as a supplement to — not a substitute for — our results of operations presented on the basis of accounting principles generally accepted in the United States. Adjusted EBITDA does not purport to represent cash flow provided by, or used in, operating activities as defined by accounting principles generally accepted in the United States. Our statement of cash flows presents our cash flow activity in accordance with accounting principles generally accepted in the United States. Furthermore, Adjusted EBITDA is not necessarily comparable to similarly-titled measures reported by other companies.

We believe Adjusted EBITDA is used by and is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. We believe that Adjusted EBITDA is widely used by investors to measure a company's operating performance without regard to items such as interest expense, taxes, depreciation and amortization, and stock-based compensation expense which can vary substantially from company to company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired.

Our management uses Adjusted EBITDA as a measure of operating performance to assist in comparing performance from period to period on a consistent basis; as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; and in communications with the Board of Directors, stockholders, analysts and investors concerning our financial performance.

Conference Call Information

Company management will host a conference call for interested parties to discuss its second quarter results on Wednesday, August 6, 2008, at 8:30 a.m. ET. A webcast of the call will be available through the Company's website, www.s1.com. The conference call will contain forward-looking statements and other material information. A replay of the call will be available for two weeks following the call on the Company's website.

About S1

S1 Corporation (Nasdaq: SONE) delivers customer interaction software for financial and payment services and offers unique solution sets for financial institutions, retailers, and processors under three brand names: Postilion, S1 Enterprise and FSB Solutions. Additional information about S1 solutions is available at www.s1.com <http://www.s1.com/>, www.postilion.com <http://www.postilion.com/>, www.S1enterprise.com <http://www.s1enterprise.com/>, and www.fsb-solutions.com <http://www.fsb-solutions.com/>.

Forward Looking Statements

This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act. These statements include statements with respect to our financial condition, results of operations and business. The words "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends" or similar terminology identify forward-looking statements. These statements are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ significantly from the results discussed in the forward-looking statements. The risk factors included in our reports filed with the Securities and Exchange Commission (and available on our web site at www.s1.com or the SEC's web site at www.sec.gov) provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Except as provided by law, we undertake no obligation to update any forward-looking statement.

Investor Contact:
Gregory D. Orenstein
SVP, Corporate Development and CLO
404.923.3500
greg.orenstein@s1.com

S1 Corporation
Consolidated Statements of Operations
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	6/30/2007	6/30/2008	6/30/2007	6/30/2008

Revenues:
Software licenses	$7,755	$8,055	$13,517	$17,394
Support and maintenance	11,227	12,584	21,702	24,288
Professional services	21,681	23,657	41,113	44,727
Data center	11,730	11,921	23,430	24,188
Other	205	271	402	564
Total revenues	52,598	56,488	100,164	111,161

Operating expenses:
Cost of software licenses	940	1,090	1,832	2,070
Cost of professional services, support and maintenance	16,722	18,008	32,724	35,483
Cost of data center	6,390	6,401	12,189	12,958
Cost of other revenue	130	80	272	109
Selling and marketing	7,767	9,343	15,165	17,559
Product development	5,906	7,028	11,910	13,782
General and administrative	7,710	6,382	14,409	12,818
Depreciation	1,737	1,921	3,571	3,863
Amortization of other intangible assets	283	282	610	565
Total operating expenses	47,585	50,535	92,682	99,207

Operating income	5,013	5,953	7,482	11,954
Interest and other income, net	784	124	1,655	418
Income tax expense	(848)	(941)	(1,221)	(2,046)
Net income	$4,949	$5,136	$7,916	$10,326

Earnings per share:
Basic	$0.08	$0.09	$0.13	$0.18
Diluted	$0.08	$0.09	$0.13	$0.18

Weighted average common shares outstanding - basic	61,217,364	56,622,937	61,360,540	56,576,868
Weighted average common shares outstanding - diluted	62,226,463	57,435,766	61,969,133	57,273,585

(1)	Excludes charges for depreciation. Cost of software license includes amortization of purchased technology.
(2)
Includes stock-based compensation expenses of $3.1 million and $2.3 million for the three months ended June 30, 2007 and 2008, respectively and $5.0 million and $4.2 million for the six months ended June 30, 2007 and 2008, respectively.

Please refer to Tables 4, 5 and 6 for further details.

S1 Corporation
Consolidated Balance Sheets
(In thousands, except share data)

		(Unaudited)
	December 31,	June 30,
	2007	2008

Assets
Current assets:
Cash and cash equivalents	$45,011	$67,433
Short-term investments	23,855	13,258
Accounts receivable, net	39,969	48,765
Prepaid expenses	3,354	4,000
Other current assets	6,389	1,945
Total current assets	118,578	135,401
Property and equipment, net	20,906	21,760
Intangible assets, net	11,240	9,268
Goodwill, net	125,281	125,073
Other assets	5,839	6,055
Total assets	$281,844	$297,557

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$2,300	$3,672
Accrued compensation and benefits	10,649	12,154
Accrued restructuring	3,043	2,682
Accrued other expenses	8,198	9,557
Deferred revenues	26,345	30,926
Current portion of debt obligation	3,725	3,559
Total current liabilities	54,260	62,550
Other liabilities	17,679	14,190
Total liabilities	71,939	76,740
Stockholders' equity:
Preferred stock	10,000	10,000
Common stock	567	566
Additional paid-in capital	1,810,783	1,812,255
Accumulated deficit	(1,609,807)	(1,599,481)
Accumulated other comprehensive income	(1,638)	(2,523)
Total stockholders' equity	209,905	220,817
Total liabilities and stockholders' equity	$281,844	$297,557

Preferred shares issued and outstanding	749,064	749,064
Common shares issued and outstanding	56,748,906	56,635,296

S1 Corporation
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six Months Ended
	June 30,	June 30,
	2007	2008

Cash flows from operating activities:
Net income	$7,916	$10,326
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	5,665	5,835
Provision for doubtful accounts receivable and billing adjustments	994	(385)
Stock based compensation expense	5,013	4,194
Changes in assets and liabilities
Decrease (increase) in accounts receivable	2,947	(8,627)
Increase in prepaid expenses and other assets	(1,969)	(23)
(Decrease) increase in accounts payable	(1,429)	1,157
Decrease in accrued expenses and other liabilities	(5,284)	(612)
(Decrease) increase in deferred revenues	(666)	4,473
Net cash provided by operating activities	13,187	16,338

Net cash provided by investing activities	19,521	9,592

Net cash used in financing activities	(14,758)	(2,947)
Effect of exchange rate changes on cash and cash equivalents	204	(561)
Net increase in cash and cash equivalents	18,154	22,422
Cash and cash equivalents at beginning of period	69,612	45,011
Cash and cash equivalents at end of period	$87,766	$67,433

S1 Corporation
Consolidated Statements of Operations
(In thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	6/30/2007	6/30/2008	6/30/2007	6/30/2008

Revenues:
Software licenses	$7,755	$8,055	$13,517	$17,394
Support and maintenance	11,227	12,584	21,702	24,288
Professional services	21,681	23,657	41,113	44,727
Data center	11,730	11,921	23,430	24,188
Other	205	271	402	564
Total revenues	52,598	56,488	100,164	111,161

Operating expenses:
Cost of software licenses	940	1,090	1,832	2,070
Cost of professional services, support and maintenance *	16,722	18,008	32,724	35,483
Cost of data center *	6,390	6,401	12,189	12,958
Cost of other revenue	130	80	272	109
Selling and marketing *	7,767	9,343	15,165	17,559
Product development *	5,906	7,028	11,910	13,782
General and administrative *	7,710	6,382	14,409	12,818
Depreciation	1,737	1,921	3,571	3,863
Amortization of other intangible assets	283	282	610	565
Total operating expenses	47,585	50,535	92,682	99,207

Operating income	5,013	5,953	7,482	11,954
Interest and other income, net	784	124	1,655	418
Income tax expense	(848)	(941)	(1,221)	(2,046)
Net income	$4,949	$5,136	$7,916	$10,326

Reconciliation to Adjusted EBITDA:
Net income	$4,949	$5,136	$7,916	$10,326
Interest and other income, net	(784)	(124)	(1,655)	(418)
Income tax expense	848	941	1,221	2,046
Depreciation	1,737	1,921	3,571	3,863
Amortization	948	943	2,095	1,972
Stock based compensation expense	3,108	2,305	5,013	4,193
Adjusted EBITDA	$10,806	$11,122	$18,161	$21,982

* Includes stock based compensation expense of:
Cost of professional services, support and maintenance	$191	$27	$278	$73
Cost of data center	20	22	35	47
Selling and marketing	1,495	882	2,414	1,606
Product development	665	262	1,007	584
General and administrative	737	1,112	1,279	1,883
	$3,108	$2,305	$5,013	$4,193

S1 Corporation
Enterprise Segment
Statements of Operations
(In thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	6/30/2007	6/30/2008	6/30/2007	6/30/2008

Revenues:
Software licenses	$1,287	$2,419	$2,342	$3,842
Support and maintenance	3,972	4,497	7,388	8,220
Professional services	17,303	18,105	32,776	35,195
Data center	6,089	6,913	11,794	13,970
Other	158	138	313	333
Total revenues	28,809	32,072	54,613	61,560

Operating expenses:
Cost of software licenses	361	419	659	741
Cost of professional services, support and maintenance *	10,645	10,974	20,571	21,589
Cost of data center *	3,733	3,735	7,014	7,680
Cost of other revenue	24	24	66	53
Selling and marketing *	3,545	4,133	6,729	7,971
Product development *	2,965	4,472	5,980	8,570
General and administrative *	3,948	3,339	7,758	6,939
Depreciation	1,142	1,110	2,361	2,265
Amortization of other intangible assets	-	-	45	-
Total operating expenses	26,363	28,206	51,183	55,808
Operating income	$2,446	$3,866	$3,430	$5,752

Reconciliation to Adjusted EBITDA:
Operating income	$2,446	$3,866	$3,430	$5,752
Depreciation	1,142	1,110	2,361	2,265
Amortization	127	61	409	207
Stock based compensation expense	1,750	1,410	2,791	2,720
Adjusted EBITDA	$5,465	$6,447	$8,991	$10,944

* Includes stock based compensation expense of:
Cost of professional services, support and maintenance	$172	$15	$236	$38
Cost of data center	15	10	28	23
Selling and marketing	796	570	1,275	1,128
Product development	374	228	559	507
General and administrative	393	587	693	1,024
	$1,750	$1,410	$2,791	$2,720

S1 Corporation
Postilion Segment
Statements of Operations
(In thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	6/30/2007	6/30/2008	6/30/2007	6/30/2008

Revenues:
Software licenses	$6,468	$5,636	$11,175	$13,552
Support and maintenance	7,255	8,087	14,314	16,068
Professional services	4,378	5,552	8,337	9,532
Data center	5,641	5,008	11,636	10,218
Other	47	133	89	231
Total revenues	23,789	24,416	45,551	49,601

Operating expenses:
Cost of software licenses	579	671	1,173	1,329
Cost of professional services, support and maintenance *	6,077	7,034	12,153	13,894
Cost of data center *	2,657	2,666	5,175	5,278
Cost of other revenue	106	56	206	56
Selling and marketing *	4,222	5,210	8,436	9,588
Product development *	2,941	2,556	5,930	5,212
General and administrative *	3,762	3,043	6,651	5,879
Depreciation	595	811	1,210	1,598
Amortization of other intangible assets	283	282	565	565
Total operating expenses	21,222	22,329	41,499	43,399
Operating income	$2,567	$2,087	$4,052	$6,202

Reconciliation to Adjusted EBITDA:
Operating income	$2,567	$2,087	$4,052	$6,202
Depreciation	595	811	1,210	1,598
Amortization	821	882	1,686	1,765
Stock based compensation expense	1,358	895	2,222	1,473
Adjusted EBITDA	$5,341	$4,675	$9,170	$11,038

* Includes stock based compensation expense of:
Cost of professional services, support and maintenance	$19	$12	$42	$35
Cost of data center	5	12	7	24
Selling and marketing	699	312	1,139	478
Product development	291	34	448	77
General and administrative	344	525	586	859
	$1,358	$895	$2,222	$1,473